Business combinations	12 Months Ended
Dec. 31, 2022
Text Block [Abstract]
Business combinations
29. Business combinations
Year ended 31 December 2022
No business combinations were undertaken during the period.

During the 12 month period after the BioVision acquisition was completed, several measurement period adjustments were identified for new information obtained about facts and circumstances that existed as of the acquisition date.
Following
the completion of the acquisition, Abcam successfully claimed $18m (£13.1m at the exchange rate on the date of acquisition) from the escrow account established for the purpose of the BioVision acquisition following the discovery of previously undisclosed contractual terms with a significant customer of BioVision. A reduction in consideration of $18m (£13.1m) has been recognised in relation to this, as well as a corresponding liability for exiting this contract
 (which has been paid during the 12 months ended 31 December 2022).
A deferred tax asset of $3.8m (£2.7m at the exchange rate on the date of acquisition) which has also been recognised on the opening balance sheet of BioVision in relation to this transaction.
In addition to the above, other liabilities totalling $2.0m (£1.4m at the exchange rate on the date of acquisition) were identified during the year after the acquisition was completed. The total adjustment to goodwill was $1.8m (£1.3m at the exchange rate on the date of acquisition).
As at 31 December 2021, there was a claim for a £1.1m adjustment to the consideration, which was adjustable for certain net working capital balances for which an estimate had been provided at the acquisition completion date. This was recognised as a receivable on the Group’s consolidated balance sheet as at 31 December 2021 and the claim was resolved and the cash for this was received during the 12 months ended 31 December 2022.
Year ended 31 December 2021
BioVision
On 26 October 2021, Abcam US Group Holdings Inc, a subsidiary of Abcam Plc, acquired 100% of the issued share capital of NKY Biotech US, Inc from Boai NKY Biotech Co. Ltd for initial total cash consideration of $349.9 million (£253.8 million) and acquisition expenses of £7.8 million. NKY Biotech US, Inc has one wholly owned subsidiary, BioVision Inc (collectively ‘BioVision’). BioVision is a leading provider of biochemical and cell- based assays for biological research. It also develops, produces, and sells a wide portfolio of other products including recombinant proteins, antibodies, enzymes, and biochemical compounds.
The acquisition accelerates accelerate Abcam’s strategic ambitions within the adjacent biochemical and cellular assay market and aligns with existing areas of research focus including oncology, immuno-oncology, neuroscience, and epigenetics.

The fair value of identifiable net assets acquired was as follows:

	Provisional Fair Values £m	Adjustment £m	Final Fair Value £m
Non-current assets
Intangible assets	80.6	—	80.6
Property, plant and equipment	0.8	—	0.8
Right-of-use assets	1.9	—	1.9
Deferred tax asset	0.3	2.7	3.0
Current assets
Inventory	8.1	—	8.1
Trade and other receivables	3.3	—	3.3
Cash and cash equivalents	10.0	—	10.0
Current liabilities
Trade and other payables	(2.3)	(14.5)	(16.8)
Lease liabilities	(1.7)	—	(1.7)
Non-current liabilities
Deferred tax liabilities	(23.6)	—	(23.6)
Lease liabilities	(0.6)	—	(0.6)

Total identifiable assets acquired	76.8	(11.8)	65.0
Goodwill	177.0	(1.3)	175.7

Total consideration	253.8	(13.1)	240.7

Final Fair Value £m
Consideration
Total consideration	240.7
Adjustment for settlement of pre-existing relationship	1.4

Consideration paid in cash	242.1

Final Fair Value £m
Net cash outflow on acquisition
Consideration paid in cash	242.1
Adjustment for settlement of pre-existing relationship	(1.4)
Acquired cash and cash equivalents	(10.0)

Net cash outflow on acquisition	230.7
Foreign exchange differences between acquisition and payment date	(2.0)

Consideration per cash flow	228.7

Prior to acquisition, BioVision was a supplier of products to Abcam and there was a trading balance of £1.4m outstanding at the acquisition. As such, the consideration and total identifiable net assets acquired have been adjusted to reflect this pre-existing relationship, which was effectively settled upon acquisition.
The goodwill recognized is attributable to the expertise of the assembled workforce, potential new technology and products and leveraging Abcam’s global channels to market.
Since the date of acquisition to 31 December 2021 the acquisition contributed £2.6m to the Group’s revenue and a loss before tax of £2.6m. The effect on adjusted profit before tax was £1.4m which is before taking into account the effects of the amortization of acquisition intangibles and amortization of fair value adjustments.
Had BioVision been acquired on 1 January 2021, the Group revenue would have been £331.6m and the profit before tax would have been £9.8m.